UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________

FORM 8-K

____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2017

____________________________________________________
KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

____________________________________________________

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore		554369
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)

____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 11, 2017, Kulicke and Soffa Industries, Inc. (the “Company”) agreed with Yih-Neng Lee that he will step down as Senior Vice President, Global Sales, effective immediately. Mr. Lee has agreed to continue with the Company through October 2017 in order to transition responsibilities to Hoang Huy Hoang, the newly appointed Senior Vice President, Global Sales and Aftermarket Products and Services Business Line. Following his departure, Mr. Lee will receive severance payments and benefits in accordance with the Company’s previously filed Executive Severance Pay Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: April 13, 2017	By:	/s/ Lester A. Wong
	Name:	Lester A. Wong
	Title:	Senior Vice President, Legal Affairs and General Counsel